Report of
Independent
Registered Public
Accounting Firm
To the Audit
Committee of the
Board of Trustees of
Redwood Managed
Volatility Portfolio

In planning and
performing our audit
of the financial
statements of
Redwood Managed
Volatility Portfolio
(the "Company") as
of December 31,
2015 and for the year
then ended,  in
accordance  with  the
standards  of  the
Public  Company
Accounting
Oversight  Board
(United States), we
considered the
Company's internal
control over financial
reporting, including
controls over
safeguarding
securities, as a basis
for  designing our
auditing procedures
for the purpose of
expressing our
opinion on  the
financial statements
and to comply with
the requirements of
Form N-SAR, but
not  for  the  purpose
of expressing an
opinion on the
effectiveness of the
Company's internal
control  over
financial reporting.
Accordingly, we
express no such
opinion.

The  management  of
the  Company  is
responsible for
establishing and
maintaining effective
internal  control  over
financial  reporting.
In fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A
company's internal
control over financial
reporting  is  a
process  designed  to
provide reasonable
assurance regarding
the  reliability  of
financial  reporting
and  the  preparation
of financial
statements for
external purposes in
accordance with
generally accepted
accounting principles
(GAAP). A
company's internal
control over financial
reporting includes
those  policies  and
procedures that (1)
pertain to the
maintenance of
records   that,   in
reasonable  detail,
accurately  and  fairly
reflect  the
transactions  and
dispositions of the
assets of the
company; (2) provide
reasonable assurance
that  transactions are
recorded as necessary
to permit preparation
of financial
statements in
accordance with
GAAP, and that
receipts and
expenditures of  the
company are being
made only in
accordance with
authorizations of
management and
directors  of  the
company;  and  (3)
provide reasonable
assurance regarding
prevention  or  timely
detection of
unauthorized
acquisition, use or
disposition of  a
company's  assets
that  could  have  a
material  effect  on
the financial
statements.

Because of its
inherent limitations,
internal control over
financial reporting
may not prevent or
detect misstatements.
Also, projections of
any evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in
internal control over
financial reporting
exists when the
design or  operation
of a control does not
allow management or
employees, in the
normal course   of
performing   their
assigned  functions,
to  prevent  or  detect
misstatements  on  a
timely  basis.  A
material weakness is
a deficiency, or
combination of
deficiencies, in
internal control over
financial reporting,
such that there is
reasonable possibility
that a material
misstatement of the
company's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our  consideration
of  the Company's
internal control over
financial reporting
was for  the  limited
purpose  described
in  the  first
paragraph  and
would not necessarily
disclose all
deficiencies in
internal control that
might be material
weaknesses   under
standards  established
by  the  Public
Company
Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in the
Company's internal
control over financial
reporting and its
operation, including
controls over
safeguarding
securities that we
consider to be a
material weakness as
defined above as of
December 31, 2015.
This report is
intended solely for
the information and
use of management
and the Board of
Trustees of the
Company and the
Securities and
Exchange
Commission and is
not intended to be
and should not be
used by anyone other
than these specified
parties.

KPMG LLP
Short Hills, New
Jersey
February 19, 2016